UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Golden Star Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDEN STAR ACQUISITION CORPORATION
99 Hudson Street, 5th Floor
New York, NY 10013

(646) 706-5365

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON ______, 2024

TO THE SHAREHOLDERS OF GOLDEN STAR ACQUISITION CORPORATION:

You are cordially invited to attend the Extraordinary General Meeting of shareholders of Golden Star Acquisition Corporation (“Golden Star,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. Eastern Time on _____, 2024 (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in the offices of the Company’s counsel, Becker & Poliakoff P.A., at 45 Broadway, 17th Floor, New York, NY 10006.

As an extraordinary general meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to amend the monthly fee (the “Monthly Extension Fee”) payable by our sponsor (“Sponsor”) and/or its designee into the Trust Account (as defined below) to extend the date by which the Company must consummate its initial business combination (the “Combination Period”) from $0.033 per share (for each monthly extension) to an amount equal to the lesser of (i) $50,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share (the “Amended Monthly Extension Fee”). The first Monthly Extension Fee must be made by February 4, 2024, while the subsequent Monthly Extension Fees must be deposited into the Trust Account by the 4th of each succeeding month until February 4, 2025 (“Proposal 1” or “Extension Fee Reduction Proposal”); and

2.	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposal (“Proposal 2” or “Adjournment Proposal”).

The Company has until 9 months from the closing of its initial public offering (“IPO”) to consummate our initial business combination (i.e., until February 4, 2024”) (as may be extended, the “Combination Period”). However, if we anticipate that we may not be able to consummate our initial business combination within 9 months, we may, by resolution of our board of directors (the “Board”) if requested by our Sponsor, extend the period of time to consummate a business combination up to twelve (12) times, each by an additional one month (for a total of up to 21 months to complete a business combination) (each, a “Monthly Extension”), subject to the Sponsor and/or its designee depositing additional funds into the trust account (the “Trust Account”) established pursuant to the Investment Management Trust Agreement (the “Trust Agreement”) by and among the Company, Wilmington Trust National Association (the “Trustee”) and Vstock Transfer LLC (the “Transfer Agent”). If the Extension Fee Reduction Proposal is adopted by the shareholders, to effectuate each Monthly Extension, the Sponsor and/or its designee will deposit the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account (the “Monthly Extension Fee”). The first Monthly Extension Fee must be made by February 4, 2024, while each subsequent Monthly Extension Fee must be deposited into the Trust Account by the 4th of each succeeding month until February 4, 2025 (the “Contributions”). The amount of the Contributions will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Fee Reduction Proposal will not be put before the shareholders at the Extraordinary General Meeting and, unless we can complete an initial business combination by February 4, 2024, we will dissolve and liquidate.

The Company’s Board believes that the approval of Proposal 1 will provide the Sponsor with an incentive to fund the Monthly Extension Fees required for the Monthly Extension that may be required for the Company to complete an initial business combination. Accordingly, the Board believes that Proposal 1 is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to approve Proposal 1 to incentivize our Sponsor to fund such Monthly Extension Fees and provide such Monthly Extensions as may be required for us to complete an initial business combination by or before February 4, 2025 which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by our Sponsor of one or more Monthly Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the Securities and Exchange Commission (“SEC”).

If Proposal 1 is approved, then our Sponsor, G-Star Management Corporation, or any of its respective affiliates (the “Contributors”) would need to contribute the Amended Monthly Extension Fee (the lesser of $0.033 per Public Share and $50,000) to the Trust Account to extend the Combination Period for an additional one (1) month period. Each such Amended Monthly Extension Fee would be paid on a month-to-month basis to extend the Combination Period for an additional one (1) month period each time, until February 4, 2025. Each Contribution will be deposited in the Trust Account by the 4th of each succeeding month.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposal 1.

Holders (“Public Shareholders”) of Golden Star’s ordinary shares (“Public Shares”) sold in our IPO may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Fee Reduction Proposal (the “Election”) regardless of how such Public Shareholders vote in regard to the proposals, or whether they were holders of Golden Star’s ordinary shares on the record date or acquired such shares after such date. Golden Star believes that the redemption right provided for by way of this proxy statement protects Golden Star’s Public Shareholders from having to maintain their investments for an unreasonably long period if Golden Star fails to find a suitable acquisition in the Combination Period initially contemplated by its Amended and Restated Memorandum and Articles of Association (the “Amended Articles”) (and set forth in the Trust Agreement provisions incorporated into the Amended Articles). If the Extension Fee Reduction Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining Public Shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The per-share pro rata portion of the Trust Account was approximately $[●] as of [●]. The closing price of Golden Star’s shares on [●] was $[●]. Golden Star cannot assure shareholders that they will be able to sell their shares of Golden Star in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

The affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Fee Reduction Proposal will be required to approve the Extension Fee Reduction Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Adjournment Proposal and the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal.

Our Board has fixed the close of business on January 17, 2024 (the “Record Date”) as the record date for determining Golden Star shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Golden Star’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Fee Reduction Proposal and the Adjournment Proposal are fair to and in the best interests of Golden Star and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Extraordinary General Meeting.

Dated: [●], 2024

By Order of the Board of Directors

/s/ Linjun Guo
Linjun Guo
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on _____, 2024: This Notice of Extraordinary General Meeting and the accompanying proxy statement are available at the website of U.S. Securities and Exchange Commission at www.sec.gov.

GOLDEN STAR ACQUISITION CORPORATION
99 Hudson Street, 5th Floor
New York, NY 10013

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON _____, 2024

PROXY STATEMENT

The Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Golden Star Acquisition Corporation (“Golden Star,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time on ____, 2024. The Extraordinary General Meeting will be held in the offices of the Company’s counsel, Becker & Poliakoff P.A., at 45 Broadway, 17th Floor, New York, NY 10006.

As an extraordinary general meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to amend the monthly fee (the “Monthly Extension Fee”) payable by our sponsor (“Sponsor”) and/or its designee into the Trust Account (as defined below) to extend the date by which the Company must consummate its initial business combination (the “Combination Period”) from $0.033 per share (for each monthly extension) to an amount equal to the lesser of (i) $50,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share (the “Amended Monthly Extension Fee”). . The first Monthly Extension Fee must be made by February 4, 2024, while the subsequent Monthly Extension Fees must be deposited into the Trust Account by the 4th of each succeeding month until February 4, 2025 (“Proposal 1” or “Extension Fee Reduction Proposal”);

2.	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposal (“Proposal 3” or “Adjournment Proposal”).

The Company has until 9 months from the closing of our initial public offering (“IPO”) to consummate our initial business combination (i.e., until February 4, 2024”) (as may be extended, the “Combination Period”). However, if we anticipate that we may not be able to consummate our initial business combination within 9 months, we may, by resolution of our board of directors (the “Board”) if requested by our Sponsor, extend the period of time to consummate a business combination up to twelve (12) times, each by an additional one month (for a total of up to 21 months to complete a business combination) (each, a “Monthly Extension”), subject to the Sponsor and/or its designee depositing additional funds into the trust account (the “Trust Account”) established pursuant to the Investment Management Trust Agreement (the “Trust Agreement”) by and among the Company, Wilmington Trust National Association (the “Trustee”) and Vstock Transfer LLC (the “Transfer Agent”). If the Extension Fee Reduction Proposal is adopted by the shareholders, to effectuate each Monthly Extension, the Sponsor and/or its designee will deposit the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account (the “Monthly Extension Fee”). The first Monthly Extension Fee must be made by February 4, 2024, while each subsequent Monthly Extension Fee must be deposited into the Trust Account by the 4th of each succeeding month until February 4, 2025 (the “Contributions”). The amount of the Contributions will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Fee Reduction Proposal, will not be put before the shareholders at the Extraordinary General Meeting and, unless we can complete an initial business combination by February 4, 2024, we will dissolve and liquidate.

The Company’s Board believes that the approval of Proposal 1 will provide the Sponsor with an incentive to fund the Monthly Extension Fees required for the Monthly Extension that may be required for the Company to complete an initial business combination. Accordingly, the Board believes that Proposal 1 is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to approve Proposal 1 to incentivize our Sponsor to fund such Monthly Extension Fees and provide such Monthly Extensions as may be required for us to complete an initial business combination by or before February 4, 2025 which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by our Sponsor of one or more Monthly Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the Securities and Exchange Commission (“SEC”).

If Proposal 1 is approved, then our Sponsor, G-Star Management Corporation, or any of its respective affiliates (the “Contributors”) would need to contribute the Amended Monthly Extension Fee (the lesser of $0.033 per Public Share and $50,000) to the Trust Account to extend the Combination Period for an additional one (1) month period. Each such Amended Monthly Extension Fee would be paid on a month-to-month basis to extend the Combination Period for an additional one (1) month period each time, until February 4, 2025. Each Contribution will be deposited in the Trust Account by the 4th of each succeeding month.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposal 1.

Holders (“Public Shareholders”) of Golden Star’s ordinary shares (“Public Shares”) sold in our IPO may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Fee Reduction Proposal (the “Election”) regardless of how such Public Shareholders vote in regard to the proposals, or whether they were holders of Golden Star’s ordinary shares on the record date or acquired such shares after such date. Golden Star believes that the redemption right provided for by way of this proxy statement protects Golden Star’s Public Shareholders from having to maintain their investments for an unreasonably long period if Golden Star fails to find a suitable acquisition in the Combination Period initially contemplated by its Amended and Restated Memorandum and Articles of Association (the “Amended Articles”) (and set forth in the Trust Agreement provisions incorporated into the Amended Articles). If the Extension Fee Reduction Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining Public Shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Fee Reduction Proposal and the Adjournment Proposal will be required to approve the Extension Fee Reduction Proposal and the Adjournment Proposal.

If the Extension Fee Reduction Proposal is not approved, the ability to extend the time frame is contingent upon our Sponsor depositing the required amount of funds for each monthly extension ($230,000, approximately $0.033 per Public Share in either case) in the Trust Account.

Our Board has fixed the close of business on January 17, 2024 (the “Record Date”) as the record date for determining Golden Star shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Golden Star’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof. On the Record Date, there were 8,932,000 outstanding ordinary shares of Golden Star, including 6,900,000 outstanding Public Shares. Golden Star’s outstanding rights do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated _______, 2024 and is first being mailed to shareholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held on ______, 2024 at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof, in the office of the Company’s counsel, Becker & Poliakoff P.A., at 45 Broadway, 17th Floor, New York, NY 10006. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

		●	a proposal to amend the monthly fee (the “Monthly Extension Fee”) payable by our sponsor (“Sponsor”) and/or its designee into the Trust Account (as defined below) to extend the date by which the Company must consummate its initial business combination (the “Combination Period”) from $0.033 per share (for each monthly extension) to an amount equal to the lesser of (i) $50,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share (the “Amended Monthly Extension Fee”). The first Monthly Extension Fee must be made by February 4, 2024, while the subsequent Monthly Extension Fees must be deposited into the Trust Account by the 4th of each succeeding month until February 4, 2025 (“Proposal 1” or “Extension Fee Reduction Proposal”);

		●	proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposal (the “Proposal 2” or “Adjournment Proposal”).

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Extension Fee Reduction Proposal and “FOR” the Adjournment Proposal.

Q. Why is the Company proposing the Extension Fee Reduction Proposal?	A.	The Company has until 9 months from the closing of this offering to consummate our initial business combination. The Company has until 9 months from the closing of our initial public offering (“IPO”) to consummate our initial business combination (i.e., until February 4, 2024”). However, if we anticipate that we may not be able to consummate our initial business combination within 9 months, we may, by resolution of our board of directors (the “Board”) if requested by our Sponsor, extend the period of time to consummate a business combination up to twelve (12) times, each by an additional one month (for a total of up to 21 months to complete a business combination) (each, a “Monthly Extension”), subject to the Sponsor and/or its designee depositing additional funds into the trust account (the “Trust Account”) established pursuant to the Investment Management Trust Agreement (the “Trust Agreement”) by and among the Company, Wilmington Trust National Association (the “Trustee”) and Vstock Transfer LLC (the “Transfer Agent”). If the Extension Fee Reduction Proposal is adopted by the shareholders, to effectuate each Monthly Extension, the Sponsor and/or its designee will deposit the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account (the “Monthly Extension Fee”). The first Monthly Extension Fee must be made by February 4, 2024, while each subsequent Monthly Extension Fee must be deposited into the Trust Account by the 4th of each succeeding month until February 4, 2025 (the “Contributions”). The amount of the Contributions will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Fee Reduction Proposal, will not be put before the shareholders at the Extraordinary General Meeting and, unless we can complete an initial business combination by February 4, 2024, we will dissolve and liquidate.

The Company’s Board believes that the approval of Proposal 1 will provide the Sponsor with an incentive to fund the Monthly Extension Fees required for the Monthly Extension that may be required for the Company to complete an initial business combination. Accordingly, the Board believes that Proposal 1 is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to approve Proposal 1 to incentivize our Sponsor to fund such Monthly Extension Fees and provide such Monthly Extensions as may be required for us to complete an initial business combination by or before February 4, 2025 which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by our Sponsor of one or more Monthly Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the Securities and Exchange Commission (“SEC”).

Q. Why should I vote for the Extension Fee Reduction Proposal?	A.

The Company’s Board believes that the approval of Proposal 1 will provide the Sponsor with an incentive to fund the Monthly Extension Fees required for the Monthly Extension that may be required for the Company to complete an initial business combination. Accordingly, the Board believes that Proposal 1 is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to approve Proposal 1 to incentivize our Sponsor to fund such Monthly Extension Fees and provide such Monthly Extensions as may be required for us to complete an initial business combination by or before February 4, 2025 which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by our Sponsor of one or more Monthly Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the Securities and Exchange Commission (“SEC”).

Q. How do the Golden Star insiders intend to vote their shares?	A.	All of Golden Star’s directors, executive officers, its Sponsor and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Fee Reduction Proposal and the Adjournment Proposal.

Golden Star’s directors, executive officers, its Sponsor, and their respective affiliates have waived their redemption rights with respect to the Extension Fee Reduction Proposal and accordingly are not entitled to redeem the founder shares which include 1,725,000 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000 or the ordinary shares underlying the Private Placement Units. Public Shares purchased on the open market by Golden Star’s directors, executive officers, its Sponsor and their respective affiliates may be redeemed. On the Record Date, Golden Star’s directors, executive officers, its Sponsor and their respective affiliates beneficially owned and were entitled to vote 1,725,000 founder shares and 307,000 private placement units, representing approximately 22.88% of Golden Star’s issued and outstanding ordinary shares.

Golden Star’s directors, executive officers, its Sponsor and their respective affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Fee Reduction Proposal. Any Public Shares held by or subsequently purchased by affiliates of Golden Star may be voted in favor of the Extension Fee Reduction Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Fee Reduction Proposal is approved?	A.	If the Extension Fee Reduction Proposal is approved, our Sponsor, or its designees, has agreed to contribute to us as a loan the Amended Monthly Extension Fee of the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Shares into the Trust Account. The Monthly Extension Fees must be deposited into the Trust Account by the 4th of each succeeding month until the Extended Date. Assuming the Extension Fee Reduction Proposal is approved, the initial and any subsequent Contribution of the Amended Monthly Extension Fee will be deposited in the Trust Account promptly following the Extraordinary General Meeting. Each additional Contribution will be deposited in the Trust Account established in connection with the IPO within thirty (30) calendar days from the beginning of such calendar month (or portion thereof). The amount of the Contributions will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination.

Our Sponsor or its designees will have the sole discretion to decide whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Q. What vote is required to adopt the Extension Fee Reduction Proposal ?	A.	A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the Extraordinary General Meeting if there are present in person or by proxy not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy. The affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Fee Reduction Proposal will be required to approve the Extension Fee Reduction Proposal.

Q. Why is the Company proposing the Adjournment Proposal?	A.	To allow the Company more time to solicit additional proxies in favor of the Extension Fee Reduction Proposal, in the event the Company does not receive the requisite shareholder vote to approve the aforesaid Proposal.

Q. Why should I vote “FOR” the Adjournment Proposal?	A.	If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Fee Reduction Proposal or to allow Public Shareholders time to reverse their redemption requests.

Q. What if I do not want to vote “FOR” the Extension Fee Reduction Proposal or the Adjournment Proposal?	A.	If you do not want the Extension Fee Reduction Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” any of the Proposals, and your ordinary shares will be counted for the purposes of determining whether the Proposals are approved.

However, if you fail to attend the Extraordinary General Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your ordinary shares will not be counted for the purposes of determining whether the Adjournment Proposal is approved, and your ordinary shares which are not voted at the Annual Shareholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, this will have the same effect as a vote “AGAINST” the Proposals.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any Extraordinary General remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee and expenses, for its services in connection with the Extraordinary General Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Golden Star’s Secretary prior to the date of the Extraordinary General Meeting or by voting online at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 99 Hudson Street, 5th Floor, New York, NY 10013, Attention - Secretary.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A.	No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposals 1 and 2 are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have no effect on the proposals.

Q. What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid Meeting. A quorum will be present for the Extraordinary General Meeting if there are present in person or by proxy not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), vote online, or if you attend the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Extraordinary General Meeting may adjourn the Extraordinary General Meeting to another date.

Q. How are votes counted?

The affirmative vote of the holders of at a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Fee Reduction Proposal will be required to approve such Proposals.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

For purposes of the Extension Fee Reduction Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on such proposals.

Q. Who can vote at the Extraordinary General Meeting?	A.

Only holders of record of Golden Star’s ordinary shares at the close of business on January 17, 2024 (the “Record Date”) are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, 8,932,000 ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with Golden Star’s Transfer Agent, Vstock Transfer LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person or online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting in person. However, since you are not the shareholder of record, you may not vote your shares online or in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the approval of the Extension Fee Reduction Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Proposals 1 and 2 are fair to and in the best interests of Golden Star and its shareholders. The Board recommends that Golden Star’s shareholders vote “FOR” for the Proposals 1 and 2.

Q. What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.	Golden Star’s directors, officers, its Sponsor and their respective affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include direct or indirect ownership of certain securities of the Company. See the section entitled “The Extension Fee Reduction Proposal — Interests of Golden Star’s Sponsor, Directors and Officers.”

Q. If the Extension Fee Reduction Proposal is not approved, what happens next?	A.	If the Extension Fee Reduction Proposal is not approved, the ability to extend the time frame to consummate the initial business combination is contingent upon our Sponsor depositing the required amount of funds for each monthly extension ($230,000, approximately $0.33 per Public Share in either case).

Q. If the Extension Fee Reduction Proposal is approved, what happens next?	A.	If the Extension Fee Reduction Proposal is approved, our Sponsor and/or its designee will deposit the Amended Extension Fee of the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account to extend the date which the Company must consummate its initial business combination.

Q. What do I need to do now?	A.	Golden Star urges you to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a Golden Star shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A.

If you are a holder of record of Golden Star Public Shares, you may vote online at the Extraordinary General Meeting, by submitting a proxy for the Extraordinary General Meeting or voting in person at the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person or online if you have already voted by proxy.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by email or fax. If available, you may vote by email or fax by following the instructions provided on the proxy card.

If your shares of Golden Star are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online or in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I exercise my redemption rights?	A.

Each Public Shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by the Extended Date.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s Transfer Agent, at 18 Lafayette Place, Woodmere, New York 11598, at least two business days prior to the Extraordinary General Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two (2) business days prior to the Extraordinary General Meeting will not be redeemed for cash. In the event that a Public Shareholder tenders its shares and decides prior to the Extraordinary General Meeting that it does not want to redeem its shares, the Public Shareholder may withdraw the tender. If you delivered your shares for redemption to our Transfer Agent and decide prior to the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Golden Star shares.

Q. Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Golden Star Acquisition Corporation

99 Hudson Street, 5th Floor

New York, NY 10013

(646) 706-5365

Or

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Golden Star’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Golden Star or any person acting on Golden Star’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Golden Star undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On May 4, 2023, the Company consummated the IPO of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.001 per share (the “Ordinary Shares”), and one right to receive two-tenths (2/10th) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $60,000,000. The Company had also granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 900,000 additional Units to cover over-allotments, if any. On May 4, 2023, the Underwriters elected to exercise the over-allotment option in full, resulting in the sale of 900,000 additional Units for additional gross proceeds of $9,000,000.

On September 17, 2021, our Sponsor purchased an aggregate of 2,875,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.01 per share. On December 14, 2022, our Sponsor surrendered 1,150,000 shares for no consideration. Prior to the initial investment in the company of $25,000 by our Sponsor, the company had no assets, tangible or intangible. The purchase price of the founder shares was determined by dividing the amount of cash contributed to us by the number of founder shares issued. Our Sponsor will own approximately 22.88% of our issued and outstanding shares after this offering (assuming it does not purchase units in this offering, and taking into account ownership of the private placement units).

On May 2, 2023, our units commenced trading on the NASDAQ Global Market, or NASDAQ, under the symbol “GODNU”. Commencing June 28, 2023, the ordinary shares and rights are separately traded on NASDAQ under the symbols “GODN” and “GODNR,” respectively.

As of May 4, 2023, a total of $69,000,000 (which amount includes $1,725,000 of the underwriters’ deferred discount), comprised of proceeds from the IPO (including the proceeds received from the exercise by the Underwriters of the over-allotment option), and a total of $3,070,000 for the sale of the Private Placement Units, minus a setoff for cancellation of $334,737.08 of indebtedness and other costs of the offering was placed in a U.S.-based trust account at Wilmington Trust, N.A., as trustee.

On September 16, 2023, Golden Star has entered into a Merger Agreement with Gamehaus Inc., Gamehaus Holdings Inc. (“Pubco”), and their wholly owned subsidiaries for a business combination. The merger involves multiple steps and will result in the cancellation and conversion of various shares into Pubco’s Class A and Class B Ordinary Shares. After the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Golden Star will become a wholly owned subsidiary of Pubco. The deal is expected to close in late 2023 or early 2024, subject to various conditions, including shareholder approvals and regulatory clearances. Additionally, related agreements such as the Shareholder Support Agreement, Founder Lock-Up Agreement, Seller Lock-Up Agreement, and Registration Rights Agreements have been executed. A press release announcing the merger agreement was also issued.

The mailing address of Golden Star’s principal executive office is 99 Hudson Street, 5th Floor, New York, NY 10013, and its telephone number is (646) 706-5365.

You are not being asked to vote on a business combination at this time. If the Extension Fee Reduction Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

RISK FACTORS

You should consider carefully all of the risks described in our final prospectus for our IPO as filed with the SEC on May 3, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the events described in our final prospectus or other reports filed with the SEC occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our final prospectus and other reports are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

PROPOSAL 1 — THE EXTENSION FEE REDUCTION PROPOSAL

Golden Star is proposing to approve the Extension Fee Reduction Proposal to provide it and the Sponsor with the incentive to agree to extend the period of time within which the Company must complete its initial business combination. The Company believes that it is necessary to provide the Sponsor with an incentive to fund the Monthly Extension Fees required for the Monthly Extension that may be required for the Company to complete an initial business combination. Accordingly, the Board believes that this Proposal 1 is necessary in order to be able to consummate an initial business combination.

Currently, under the Company’s Amended and Restated Memorandum and Articles of Association, the Company has until 9 months from the closing of its IPO to consummate an initial business combination. However, if we anticipate that we may not be able to consummate our initial business combination within 9 months, we may, by resolution of our board if requested by our Sponsor, extend the period of time to consummate a business combination up to twelve (12) times, each by an additional one month (for a total of up to 21 months to complete a business combination) (each, a “Monthly Extension”), subject to the Sponsor and/or its designee depositing additional funds into the trust account as set out below. Currently, to effectuate each Monthly Extension, the Sponsor and/or its designee must deposit an amount equal to $0.033 per Public Share into the Trust Account (the “Monthly Extension Fee”).

The first Monthly Extension Fee must be made by February 4, 2024, while each subsequent Monthly Extension Fee (or Amended Monthly Extension Fee, if this Proposal 1 is approved by our shareholders) must be deposited into the Trust Account by the 4th of each succeeding month until February 4, 2025 (the “Contributions”). The amount of the Contributions will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. Through this Extension Fee Reduction Proposal, Golden Star is proposing that its shareholders approve that the Sponsor and/or its designee will deposit the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account (the “Amended Monthly Extension Fee”) to extend the date which the Company must consummate its initial business combination.

If our Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Fee Reduction Proposal, will not be put before the shareholders at the Extraordinary General Meeting and, unless we can complete an initial business combination by February 4, 2024, we will dissolve and liquidate.

If Proposal 1 is approved, to effectuate each Monthly Extension, the Sponsor and/or its designee will deposit the Amended Monthly Extension Fee, equal to the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account. If the Extension Fee Reduction Proposal is not approved, the ability to extend the time frame is contingent upon our Sponsor depositing the required amount of funds for each monthly extension ($230,000, approximately $0.033 per Public Share in either case).

The Board’s Reasons for the Extension Fee Reduction Proposal

Under the Extension Fee Reduction Proposal, the Company is seeking the approval of its shareholders to reduce the amount it must deposit into the Trust Account to be equal to the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share. The Company’s Board believes that the approval of Proposal 1 will provide the Sponsor with an incentive to fund the Monthly Extension Fees required for the Monthly Extension that may be required for the Company to complete an initial business combination. Accordingly, the Board believes that Proposal 1 is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to approve Proposal 1 to incentivize our Sponsor to fund such Monthly Extension Fees and provide such Monthly Extensions as may be required for us to complete an initial business combination by or before February 4, 2025 which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by our Sponsor of one or more Monthly Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the Securities and Exchange Commission (“SEC”).

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Fee Reduction Proposal is fair to, and in the best interests of, Golden Star and its shareholders. The Board has approved and declared advisable adoption of the Extension Fee Reduction Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

If the Extension Fee Reduction Proposal is Not Approved

The Company is seeking the approval of its shareholders in order to implement the Extension Fee Reduction Proposal. Approval of the Extension Fee Reduction Proposal in required for the implementation of the Board’s plan to increase the likelihood that the Company will be able to extend the date by which it must complete an initial business combination. Therefore, our Board will abandon and not implement the Extension Fee Reduction Proposal unless our shareholders approve the Extension Fee Reduction Proposal.

If the Extension Fee Reduction Proposal is not approved, the ability of the Company to extend the time frame of the Combination Period will be contingent upon our Sponsor depositing the currently required amount of funds for each monthly extension ($230,000, approximately $0.033 per Public Share in either case). In the event that the Company would require all twelve Monthly Extensions to complete an initial business combination, this amount would aggregate approximately $2,760,000 (or $0.033 per Public Share).

If the Extension Fee Reduction Proposal is not approved and the Sponsor does not agree to implement any additional Monthly Extensions, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under applicable law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event the Company winds up.

If the Extension Fee Reduction Proposal is not approved and the Sponsor does not agree to implement any additional Monthly Extensions, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under applicable law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event the Company winds up.

Our Sponsor, officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to their founder shares and private placement shares if we fail to complete our initial business combination prior to the end of the Combination Period. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, to the extent that there is any interest accrued in the Trust Account not required to pay taxes, we may request the trustee to release to us an additional amount of up to $50,000 of such accrued interest to pay those costs and expenses.

If the Extension Fee Reduction Proposal is Approved

If the Extension Fee Reduction Proposal is approved, the Company’s Sponsor would be incentivized to fund additional extensions of the time period within which the Company must complete its initial business combination. Under the Extension Fee Reduction Proposal, in order for the Company to effectuate one or more Monthly Extensions (up to a maximum of twelve Monthly Extensions), our Sponsor and/or its designee would deposit into the Trust Account the Amended Monthly Extension Fee equal to the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share. The Company will then continue to work to consummating its initial business combination.

You are not being asked to vote on a business combination at this time. If the Extension Fee Reduction Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the end of the Combination Period.

If the Extension Fee Reduction Proposal is approved and implemented, the removal of the funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Fee Reduction Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the amount of $____________ (including interest but less the funds used to pay taxes) that was in the Trust Account as of the Record Date. In such event, the Company may require additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

If the Extension Fee Reduction Proposal is approved, the Company will provide the Public Shareholders making the Election, the opportunity to receive, at the time the Extension Fee Reduction Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, less any income taxes owed on such funds but not yet paid. Golden Star has provided that all holders of Public Shares, whether they vote for or against the Extension Fee Reduction Proposal, or whether they were holders of Golden Star ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the Trust Account and should receive the funds shortly after the Extraordinary General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON ___________, 2024 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION FEE REDUCTION PROPOSAL AND ELECTION.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York 11598, at least two (2) business days prior to the vote for the Extension Fee Reduction Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Fee Reduction Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Holders of Units must elect to separate the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Rights, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Extension Fee Reduction Proposal and regardless of whether they hold Public Shares on the Record Date.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Fee Reduction Proposal will not be redeemed for a pro rata portion of the funds held in the Trust Account. In the event that a Public Shareholder tenders such holder’s shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Extension Fee Reduction Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Fee Reduction Proposal will not be approved or will be abandoned. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Fee Reduction Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Fee Reduction Proposal. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each Public Share for a pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Extraordinary General Meeting. Based on the amount in the Trust Account as of the Record Date of January 17, 2024, this would amount to approximately $________ per share. The closing price of the Public Shares on the Nasdaq on ____________, 2024, was $______. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $___ more per share than if such shareholder sold the Public Shares in the open market. The Company cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s Transfer Agent at least two (2) business days prior to the Extraordinary General Meeting. If the Extension Fee Reduction Proposal is not approved or if they are abandoned, such shares will be returned promptly following the Extraordinary General Meeting as described above.

Interests of Golden Star’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	The fact that our Sponsor holds 1,725,000 founder shares and 307,000 private placement Units that would expire worthless if a business combination is not consummated. The founder shares had an aggregate market value of approximately $____________ based on the closing price for the Company’s Public Shares of $____________ on the Nasdaq on ____________, 2024 and the Private Units had an aggregate market value (assuming they have the same value per Unit as the Public Units) of $____________ based on the closing price for the Public Units of $____________ on the Nasdaq on ____________, 2024;

●	Even if the trading price of our ordinary shares lost substantial value prior to the consummation of a business combination, due to the low amount of the initial investment in the Company made by the Sponsor, if an initial business combination is completed, the initial shareholders are likely to be able to make a substantial profit on their investment in us even if the ordinary shares has lost significant value. On the other hand, if the Extension Fee Reduction Proposal is not approved and the Company liquidates without completing its initial business combination before February 4, 2025, the initial stockholders will lose their entire investment in us;

●	In order to finance transaction costs in connection with an intended initial business combination, our Sponsor, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment. Such loans would be evidenced by promissory notes. Such promissory notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of our business combination into additional Private Units at a price of $10.00 per Unit;

●	The fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

●	All rights specified in the Amended and Restated Memorandum and Articles of Association relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

●	All of the current members of our Board are expected to continue to serve as directors of the Company at least through the date of the Extraordinary General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Additionally, if the Extension Fee Reduction Proposal is approved and we consummate an initial business combination, the Sponsor, and our officers and directors may have additional interests as will be described in the proxy statement for the business combination.

The Company’s directors, executive officers, its Sponsor, and their respective affiliates have waived their redemption rights with respect to the Extension Fee Reduction Proposal and accordingly are not entitled to redeem the founder shares or ordinary shares underlying the Private Placement Units. In addition, Golden Star’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of Golden Star in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Fee Reduction Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Golden Star held by our Sponsor and its affiliates will be voted in favor of the Extension Fee Reduction Proposal.

Full Text of the Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Extension Fee Reduction Proposal is as follows:

“RESOLVED, as an ordinary resolution that, in the event that the Company wishes to extend the period of time to consummate a business combination, then for each one-month extension period implemented after the date of this Extraordinary General Meeting, the Sponsor (and/or a designee of the Sponsor) shall deposit an amount equal to the lesser of lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account established with the Company’s IPO (the “Trust Account”) on or before the 4th calendar day of each month until February 4, 2025 or such later date as may be approved by the Company’s shareholders, be confirmed, adopted, approved and ratified in all respects.”

Required Vote

Approval of the Extension Fee Reduction Proposal requires the affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the Extension Fee Reduction Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

All of Golden Star’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Fee Reduction Proposal. On the record date, our Sponsor and the directors and executive officers of Golden Star and their affiliates beneficially owned and were entitled to vote 2,032,000 ordinary shares of Golden Star representing approximately 22.75% of Golden Star’s issued and outstanding ordinary shares. As the Extension Fee Reduction Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Fee Reduction Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

PROPOSAL 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Fee Reduction Proposal (Proposal 1). If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Extraordinary General Meeting shall not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve Proposal 1.

Full text of the Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Fee Reduction Proposal, to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Extraordinary General Meeting will be required to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposal 1. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of Golden Star’s shareholders will be held at 10:00 a.m., Eastern Time on ______, 2024 in the offices of the Company’s counsel, Becker & Poliakoff P.A., at 45 Broadway, 17th Floor, New York, NY 10006.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned Golden Star ordinary shares at the close of business on January 12, 2024, the Record Date for the Extraordinary General Meeting. You will have one (1) vote per proposal for each Golden Star share you owned at that time. Golden Star rights do not carry voting rights.

Votes Required. The affirmative vote of the holders of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Fee Reduction Proposal (Proposal 1). Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

The affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and are voted will be required to approve the Adjournment Proposal (Proposal 2). The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the Extraordinary General Meeting. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

As none of the proposals are “routine” matters, brokers will not be permitted to exercise discretionary voting on Proposals 1 and 2.

At the close of business on the Record Date, there were 8,932,000 issued and outstanding ordinary shares of Golden Star each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Extension Fee Reduction Proposal approved, you should vote against such Proposal. If you want to obtain your pro rata portion of the Trust Account in the event the Extension is implemented, which will be paid within ten (10) business days after the Extraordinary General Meeting, which is scheduled for _____, 2024, you must timely demand redemption of your shares.

Voting Your Shares — Shareholders of Record

If you are shareholder of record, you may vote by mail, Internet, email or fax. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Fee Reduction Proposal and “FOR” the Adjournment Proposal.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by email or fax. If available, you may vote by email or fax by following the instructions provided on the proxy card.

You can also vote your shares in person by attending the Extraordinary Meeting and voting in person.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Golden Star. Simply complete and mail the proxy card or voting information form to ensure that your vote is counted. You also may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card or voting information form in the self-addressed, postage-paid envelope provided. Shareholders who hold their shares in “street name” must either direct the record holder of their shares to vote their share or obtain a legal proxy from the record holder to vote their shares at the Extraordinary General Meeting. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

Revocability of Proxies. Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary General Meeting. A proxy may be revoked by filing with the Corporate Secretary, at Golden Star Acquisition Corporation, 99 Hudson Street, 5th Floor, New York, NY 10013, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Extraordinary General Meeting and voting in person. Simply attending the Extraordinary General Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Other Business. The Company is not currently aware of any business to be acted upon at the Extraordinary General Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters which may properly come before the Extraordinary General Meeting. If other matters do properly come before the Extraordinary General Meeting, or at any adjournment(s) of the Extraordinary General Meeting, the Company expects that the ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices. Our principal executive offices are located at 99 Hudson Street, 5th Floor, New York, NY 10013. Our telephone number at such address is (646) 706-5365.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting.

We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free). The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the Extraordinary General Meeting.

MANAGEMENT

Directors and Executive Officers

Our current directors, officers and director nominees are listed below.

Name	Age	Title
Linjun Guo	52	Chairman, Chief Executive Officer and Director
Kenneth Lam	60	Chief Financial Officer
Chi Zhang	39	Independent Director
Zhe Zhang	48	Independent Director
Bugao Xu	35	Independent Director
Konstantin Sokolov	47	Independent Director

Linjun Guo has served as our Chief Executive Officer and Chairman since December 2, 2021. Mr. Guo is a seasoned international lawyer focusing on corporate law and mergers and acquisitions. For more than 20 years Mr. Guo has advised multinational clients in dozens of corporate acquisitions, joint ventures, business restructurings, securities transactions, and dispute resolution. From April 2022 to September 2022, Mr. Guo served as the General Counsel of Green Innocore Electronic & Technology Limited. From September 2019 to December 2021, he served as Director of Legal Affairs in ENN Stock Corporation Limited and Xinzhiwolai Network Technology Limited, where he handles mergers and acquisitions, investments, restructurings, contracts drafting and project review and general legal affairs. From December 2016 to August 2019, Mr. Guo practiced law in Beijing Zhonglun W&D Law Firm. From August 2015 to March 2016, Mr. Guo served as General Counsel at Weichai Power Corporation Limited, a fortune 500 company. Mr. Guo was in private legal practice in Beijing Global Law Firm from 2013 to 2015, Shanghai Jade & Fountain Law Firm from 2010 to 2013, and Beijing Broad & Bright Law Firm from 2008 to 2010. From 2002 to 2008 he practiced law in Freshfields Bruckhaus Deringer (Beijing office). He served as Legal Consultant in O’Melveny & Myers (Shanghai office) from 1997 to 1999 and subsequently in Freshfields Bruckhaus Deringer (Beijing office) from 1999 to 2001. From 1996 to 1997 Mr. Guo worked in China Foreign Ministry. Mr. Guo holds Master of Laws degrees from Northwestern University and China University of Political Science & Law and an English Major top-up university diploma from Henan Institute of Education. Mr. Guo is admitted to practice law in New York State and China.

Kenneth Lam has served as our Chief Financial Officer since December 2, 2021. Mr. Lam, a chartered accountant in the United Kingdom and a CPA in Hong Kong, is a seasoned finance executive with cross functional experiences including board directorship, executive management, enterprise risk management, quality system implementation, Environmental Health & Safety supervision, legal and company secretarial support in leading MNCs. He has proven track records on formulating and implementing financial strategies for Multi-National Corporations in Chinese market. Mr. Lam was the China CFO, Asia Motor Business Unit Finance Business Partner, interim CEO of AXA Assistance based in Beijing and Suzhou between 2016 and 2018. Before joining AXA, Kenneth worked for Airbus for 17 years from 1998 to 2015 in Beijing and Tianjin. He was the Vice President in Finance & Quality of Airbus and acted as the CFO of Airbus in China, board director in JVs and WOFE, and the finance shared services leader of the Group. Mr. Lam was the lead player in the establishment of an engineering center in Beijing, the A320 Final Assembly Line and a logistics center in Tianjin, and a manufacturing center in Harbin. He was also the chief negotiator of two Beijing JVs extension. Between 1995 and 1997, Mr. Lam was the Senior Financial Accountant and Regional EH&S Supervisor of ARCO Chemical Asia Pacific in Hong Kong. On public practice side, Mr. Lam joined PriceWaterhouseCoopers in Beijing from 1997 to 1998, Ernst & Young in Hong Kong from 1992 to 1994, and Helmores in London from 1998 to 1991. During these periods, Mr. Lam gained rich experience in providing clients assurance and IPO services, and advising clients on business issues. Mr. Lam was appointed by the Chief Executive of Hong Kong as a Financial Reporting Review Panel Member of the Financial Reporting Council from 2007 to 2013. The duty was to conduct enquiry into non-compliance with financial reporting requirements of listed companies. Mr. Lam received a Bachelor of Science degree with Honor in Electrical Engineering Science from the University of Warwick and a Master of Science degree in Management Science from the Imperial College London.

Chi Zhang has served as an independent director since May 2023. Mr. Zhang has over ten years’ experience in finance, venture capital and early-stage companies. He focuses on and has considerable expertise in early-stage Deeptech companies such as Hesai Group, Gago Data, IDM Sensors, and etc. Mr. Zhang is an executive partner at Grains Valley Capital, a top-tier VC firm with outstanding reputation in China, since January 2011. From June 2018 to July 2019, Mr. Zhang co-sponsored Thunder Bridge Acquisition Ltd. (Nasdaq: TBRG), which took Repay Holdings Corp. (Nasdaq: RPAY) public in the U.S. market in July 2019. Before his career as a venture capitalist, Mr. Zhang worked as an engineer focusing on clean technologies and served as Project Manager in Institut für angewandtes Stoffstrommanagement (IfaS) in Germany from October 2009 to November 2010. Mr. Zhang holds a master’s degree of engineering from University of Applied Sciences Trier in Germany, and a master’s degree of international cooperation policy from Ritsumeikan Asia Pacific University in Japan.

Zhe Zhang has served as an independent director since May 2023. Mr. Zhang has served as the Chief Executive Office of Alpha Star Acquisition Corporation (Nasdaq: ALSA) since April 2021. Mr. Zhang has been the CEO of KX Power Limited, an asset management company based in London, specializing in the development and management of renewable energy and power generation assets since February 2019. Since May 2013, Dr. Zhang has been a Founding Partner of SIFT Capital, an asset manager licensed by the Securities and Futures Commission (SFC) of Hong Kong and China Securities Regulatory Commission (CSRC). From August 2018 to February 2020, Mr. Zhang served as an independent director of TKK Symphony Acquisition Corporation. Prior to that, from January 2000 to April 2013, he was an Executive Director at Goldman Sachs Beijing, where he was a member of the Supervisory Board of Goldman’s Beijing Office and led multiple overseas acquisitions by Chinese state-owned enterprises and listed companies. He is experienced with fund formation, equity investment and portfolio management. Before entering the private sector, Dr. Zhang had spent 14 years with MOFCOM including as a diplomat stationed in Europe. He is licensed as a Responsible Officer for Asset Management under the SFC of Hong Kong, as well as the licensed to practice as a professional respectively for securities, futures and fund management in China. He currently sits on the board of China Oxford Scholarship Fund and is involved in the process for scholarship awardee selection every year. Dr. Zhang holds a Ph.D. degree from China University of International Business and Economics (LL.D.), Master degrees from both Peking University (LL.M.) and Oxford University (Magister Juris), and a Bachelor degree from Shanghai Institute of Foreign Trade (B.A.).

Konstantin Sokolov has served as an independent director since August 2023. He is the founder and Chairman of Gotthard Investment AG, which is a private equity firm based in Zurich, Switzerland, focusing on financial services, asset management and global real estate. Since 2011, Gotthard Investment AG advised and managed multiple investment funds, and partnered with leading Swiss and Lichtenstein banks to invest globally in energy and real estate assets. Prior to that, Mr. Sokolov served as Managing Director of Centrica plc (British Gas and Direct Energy). Between 1997 to 2005, Mr. Sokolov served in senior leadership positions at Qwest Communication, Inc., a pioneer in fiber optics. Mr. Sokolov holds Executive MBA degree from University of Chicago in 2005 and Master of Mathematics and Computer Science degree from St. Petersburg State University in 1997.

Bugao Xu has served as an independent director since September 2023. He currently serves as the Zhejiang Regional Director of JD Retail Platform Operation and Marketing Center of JD.COM since November 2021. Prior to joining JD.COM, Mr. Xu served as the Managing Partner and the Chief Risk Officer of Hangzhou Hongyi Venture Capital Partnership (Limited Partnership) from 2015 to 2021. From 2012 to 2014, he worked at Yueqing Branch of China Minsheng Banking Corp., Ltd. as the General Manager of Business Department. Prior to that, he served as Account Manager at Wenzhou Branch of Bank of Taizhou Co., Ltd. Mr. Xu received a master’s degree in business administration from Central South University in 2019.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Golden Star’s ordinary shares as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

As of the Record Date, there were a total of 12,268,503 ordinary shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)	Approximate Percentage of Outstanding Shares(3)
G-Star Management Corporation(2)	2,032,000	22.74%
Linjun Guo(2)	2,032,000	22.74%
Kenneth Lam(3)	-	-
Zhe Zhang(3)	-	-
Chi Zhang(3)	-	-
Konstantin Sokolov(3)	-	-
Bugao Xu(3)
All directors and officers as a group (6 individuals)	2,032,000	22.74%

5% or greater beneficial owners
Harraden Circle Investments, LLC(4)	744,318	8.33%

(1)	Unless otherwise indicated, the business address of each of the individuals is 99 Hudson Street, 5th Floor, New York, New York 10013.
(2)	Represents 1,725,000 founder ordinary shares and 307,000 private placement ordinary shares held by G-Star Management Corporation, our Sponsor. Mr. Linjun Guo, our Chief Executive Officer and director, is the sole director of our Sponsor, have voting and dispositive power of the ordinary shares. The address for our Sponsor is Craigmuir Chambers, PO Box 71, Road Town, Tortola, VG 1110 British Virgin Islands.
(3)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our Sponsor.
(4)	Based on information contained in a Schedule 13G filed on May 9, 2023.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Golden Star and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Golden Star’s proxy statement. Upon written or oral request, Golden Star will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Golden Star deliver single copies of such documents in the future. Shareholders may notify Golden Star of their requests by calling or writing Golden Star at Golden Star’s principal executive offices at 99 Hudson Street, 5th Floor, New York, NY 10013, (646) 706-5365.

WHERE YOU CAN FIND MORE INFORMATION

Golden Star files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Golden Star files its reports, proxy statements and other information electronically with the SEC. You may access information on Golden Star at the SEC website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Proposals by contacting us at the following address, telephone number or facsimile number:

Golden Star Acquisition Corporation

99 Hudson Street, 5th Floor,

New York, NY 10013,

(646) 706-5365

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than ______, 2024 (one week before the date of the Extraordinary General Meeting).

PROXY

GOLDEN STAR ACQUISITION CORPORATION

99 Hudson Street, 5th Floor

New York, NY 10013

(646) 706-5365

EXTRAORDINARY MEETING OF SHAREHOLDERS

_____, 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON _____, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated __________, 2024, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Extraordinary General Meeting”) to be held at 10:00 a.m. Eastern Time on ____, 2024 in the office of Company’s counsel, Becker & Poliakoff P.A., at 45 Broadway, 17th Floor, New York, NY 10006 and hereby appoints Linjun Guo as proxy of the undersigned, with full power to appoint her substitute, and hereby authorizes him to represent and to vote all ordinary shares of Golden Star Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND 2.

PROPOSAL 1: Extension Fee Reduction Proposal.

To approve that the Sponsor and/or its designee will deposit the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account (the “Monthly Extension Fee”) to extend the date which the Company must consummate its initial business combination. Beginning on February 4, 2024, each Monthly Extension Fee must be deposited into the Trust Account by the 4th of each month until February 4, 2025.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Adjournment Proposal

To direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposal 1.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting     ☐ YES     ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO VSTOCK TRANSER LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.